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                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement effective as of July 1, 1998 (this "Amendment") is between TOM BROWN, INC., a Delaware corporation (the "Company"), and DONALD L. EVANS ("Employee").

                               R E C I T A L S :

         A. The Company and Employee entered into that certain Second Amended and Restated Employment Agreement effective January 1, 1997 (the "Agreement").

         B. The Company and Employee desire to amend the Agreement in accordance with Paragraph 15 thereof as provided hereinbelow.

         IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and Employee hereby agree to amend the Agreement by adding a new paragraph 21 as follows:

                 "21.     Effective September 1, 1998, Employee and the Company
         have entered into that certain Severance Agreement (the "Severance Agreement") which provides Employee with compensation in the event of a Change in Control or an Asset Acquisition (each as defined therein and collectively referred to herein as "Severance Events"). Notwithstanding anything to the contrary set forth in this Agreement, if Employee's employment with the Company is terminated such that the provisions of the Severance Agreement are applicable to Employee, Employee shall have the option to accept the greater of the benefits of this Agreement or the Severance Agreement (which benefits are intended to be mutually exclusive and not cumulative upon a termination in conjunction with the occurrence of either of the Severance Events)."

         Except as specifically amended hereby, the Agreement shall remain in full force and effect as to its terms.

         IN WITNESS WHEREOF, the Company and Employee hereby execute this Amendment to be effective as of the date first mentioned above.

EMPLOYEE                                      TOM BROWN, INC.



/s/ Donald L. Evans                           By:     /s/ William R. Granberry
--------------------------------                 -------------------------------
Donald L. Evans                                  William R. Granberry, President